EXECUTION VERSION

Supplement to the Collateral Agreement
SUPPLEMENT NO. 2 (this “Supplement”), dated as of August 17, 2018, to the Collateral Agreement (Second Lien) dated as of May 2, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among PRIME SECURITY SERVICES BORROWER, LLC (the “Issuer”), PRIME FINANCE INC. (the “Co-Issuer”), each Subsidiary of the Issuer from time to time party thereto (each, a “Subsidiary Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
A.  Reference is made to the Indenture, dated as of May 2, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Notes Indenture”), among the Issuer, as co-issuer, the Co-Issuer, as co-issuer, and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”).
B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Notes Indenture or the Collateral Agreement, as applicable.
C.  The Pledgors have entered into the Collateral Agreement pursuant to the requirements set forth in Section 11.01 of the Notes Indenture. Section 5.16 of the Collateral Agreement provides that additional Subsidiaries of the Issuer may become Subsidiary Guarantors and Pledgors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Notes Indenture to become a Subsidiary Guarantor and a Pledgor under the Collateral Agreement.
Accordingly, the New Subsidiary agrees as follows:
SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Pledgor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Guarantor and a Pledgor thereunder and (b) represent and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Guarantor” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary (except as otherwise provided in clause (ii) of the definition of Pledgor to the extent applicable). The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4. The New Subsidiary hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all of (and, with respect to any Pledged Stock issued by an issuer that is not a subsidiary of the Issuer, correctly sets forth, to the knowledge of such New Subsidiary) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes (i) all Equity Interests pledged hereunder and (ii) the debt obligations and promissory notes or instruments evidencing Indebtedness, in each case under this clause (ii) pledged hereunder and in an aggregate principal amount in excess of $10,000,000 now owned by such New Subsidiary (other than any Excluded Property), (b) set forth on Schedule II attached hereto is a list of any and all Intellectual Property now owned by such New Subsidiary consisting of Patents and Trademarks applied for or registered with the United States Patent and Trademark Office and Copyrights registered with the United States Copyright Office, (c) set forth on Schedule III hereto is a list of all Commercial Tort Claims in excess of $10,000,000 held by such New Subsidiary, and (d) set forth under its signature hereto is the true and correct legal name of the such New Subsidiary, its jurisdiction of organization and the location of its chief executive office.
SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the

Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 5.01 of the Collateral Agreement.
SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.
IN WITNESS WHEREOF, The New Subsidiary has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.
[Signature Page Follows]

MSA SYSTEMS INTEGRATION, INC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: MSA Systems Integration,
Inc.
Jurisdiction of Formation: Delaware

[Signature Page to Supplement to Collateral Agreement (Second Lien)]

Schedule I to
Supplement No. 2 to the
Collateral Agreement
Pledged Stock; Pledged Debt
A.    Pledged Stock
None.

B.    Pledged Debt
None.

Schedule II to
Supplement No. 2 to the
Collateral Agreement
Intellectual Property
A.    U.S. Federally Issued or Applied for Patents Owned by Each New Subsidiary
None.

B.    U.S. Federally Registered Copyrights Owned by Each New Subsidiary
None.

C.    U.S. Federally Registered or Applied for Trademarks Owned by Each New Subsidiary
None.

Schedule III to
Supplement No. 2 to the
Collateral Agreement

Commercial Tort Claims

None.